CONSULTING GROUP CAPITAL MARKETS FUNDS

MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS

SUPPLEMENT DATED

AUGUST 23, 2005

TO

THE PROSPECTUS DATED JULY 29, 2005

The following information supplements the disclosure in the Prospectus of the Portfolio listed above. Defined terms have the same meanings as set forth in the Prospectus.

On August 18, 2005 the shareholders of the Multi-Strategy Market Neutral Investments (the “Portfolio”), a series of Consulting Group Capital Markets Funds, a Massachusetts business trust, approved a Plan of Liquidation whereby all of the Portfolio’s assets will be liquidated and the Portfolio will subsequently be dissolved. Shares of the Portfolio are no longer being offered to new investors. The Portfolio will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction for a reasonable period of time in order to permit them to select an investment alternative. Shares will continue to be issued to shareholders who have elected to have their dividends automatically reinvested until the Portfolio’s liquidation date. Shareholders in the Portfolio may, of course, exchange their shares of the Portfolio into other available funds, or redeem their shares of the Portfolio, as provided in the Portfolio’s Prospectus.

On or about September 9, 2005, the Portfolio will liquidate and distribute to its shareholders of record as of the close of business on the date of liquidation such shareholders’ proportionate interest in all of its remaining assets, except for an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the date of liquidation and (ii) pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Portfolio on the Portfolio’s books. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder’s shares of the Portfolio.

TK 2090    07/05    S1